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Exhibit 99.2

FORM OF VOTING AGREEMENT

    THIS VOTING AGREEMENT is entered into as of March  , 2001, by and between FIRST VIRTUAL COMMUNICATIONS, INC., a Delaware corporation ("Parent"), and [Name] ("Stockholder").

RECITALS

    A.  Parent, FVC Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and CUseeMe Networks, Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Merger Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into the Company (the "Merger"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

    B.  In order to induce Parent and Merger Sub to enter into the Merger Agreement, Stockholder, in its capacity as a Stockholder of the Company, is entering into this Voting Agreement.

AGREEMENT

    The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

    For purposes of this Voting Agreement:

      (a) "Company Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

      (b) "Expiration Date" shall mean the earlier of (i) the date upon which the Merger Agreement is validly terminated, or (ii) the Effective Time.

      (c) Stockholder shall be deemed to "Own" or to have acquired "Ownership" of a security if Stockholder is the: (i) record owner of such security; or (ii) "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security; provided, however, that Stockholder shall not be deemed to Own a security solely because of Stockholder's status as an executive officer, director, partner or member of a Person that owns such security.

      (d) "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Body.

      (e) "Subject Securities" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

      (f)  A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; or (iii) reduces such Person's beneficial ownership interest in or risk relating to any such security.

SECTION 2. TRANSFER OF SUBJECT SECURITIES

    2.1  Transferee of Subject Securities to be Bound by this Agreement.  Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not (i) cause or permit any Transfer of any of the Subject Securities to be effected; or (ii) create or permit to exist any Encumbrance with respect to any Subject Securities (other than Encumbrances which do not affect the right to vote such Securities that may exist with respect to such Subject Securities as of the date of this Voting Agreement and Encumbrances which do not affect, directly or indirectly, the right of Parent to vote the Subject Securities as provided herein).

    2.2  Transfer of Voting Rights.  Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities are deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

SECTION 3. VOTING OF SHARES

    3.1  Voting Agreement.  Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, at any meeting of stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, Stockholder shall, unless otherwise directed in writing by Parent, vote the Subject Securities or cause the Subject Securities to be voted (to the extent such securities are entitled to be voted):

      (a) in favor of the adoption of the Merger Agreement and in favor of any other matter proposed to be approved by the holders of the Subject Securities pursuant to the terms of the Merger Agreement and in connection with the Merger;

      (b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement;

      (c) against any action or agreement that would cause any provision contained in Sections 6 or 7 of the Merger Agreement to not be satisfied; and

      (d) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (i) any Company Acquisition Proposal; or (ii) any change in a majority of the members of the board of directors of the Company.

    3.2  Proxy; Further Assurances.

    Contemporaneously with the execution of this Voting Agreement: (i) Stockholder shall execute and deliver to Parent a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) Stockholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are Owned by the Stockholder.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

    Stockholder hereby represents and warrants to Parent as follows:

    4.1  Authorization, etc.  Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform its obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to

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bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

    4.2  No Conflicts or Consents

      (a) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

      (b) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

    4.3  Title to Securities.  As of the date of this Voting Agreement: (a) Stockholder holds of record (free and clear of any Encumbrances or restrictions except as specifically disclosed on the signature page hereof) the number of outstanding shares of Company Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Stockholder holds (free and clear of any Encumbrances or restrictions except as specifically disclosed on the signature page hereof) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading "Options, Warrants and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of Company Common Stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of Company Common Stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

SECTION 5. MISCELLANEOUS

    5.1  Survival of Representations, Warranties and Agreements.  All representations, warranties, covenants and agreements made by Stockholder in this Voting Agreement shall survive until the Expiration Date.

    5.2  Expenses.  All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid solely by the party incurring such costs and expenses.

    5.3  Notices.  Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile, in each case with confirmation of delivery) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

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      if to Parent:

      First Virtual Communications, Inc.
      3393 Octavius Drive
      Santa Clara, CA 95054
      Attention: Ralph Ungermann
      Fascimilie No: (408) 748-2241

      with a copy to (which copy shall not constitute notice):

      Carl R. Sanchez, Esq.
      Cooley Godward LLP
      4365 Executive Drive
      Suite 1100
      San Diego, CA 92121-2128
      Facsimile No. (858) 453-3555

      if to the Stockholder:

      at the address set forth below Stockholder's signature on the signature page hereof with copies to (which copies shall not constitute notice):

      Mark L. Johnson, Esq.
      Hale and Dorr, LLP
      60 State Street
      Boston, MA 02109
      Facsimile No. (617) 526-5000

    5.4  No Solicitation.  Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that his Representatives (as defined in the Merger Agreement) do not, directly or indirectly: (i) solicit, initiate, encourages or induce the making, submission or announcement of any Company Acquisition Proposal (as defined in the Merger Agreement) or take any action that could reasonably be expected to lead to a Company Acquisition Proposal; (ii) furnish any information regarding the Company or any direct or indirect subsidiary of the Company to any Person in connection with or in response to a Company Acquisition Proposal; or (iii) engage in discussions or negotiations with any Person with respect to any Company Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Company Acquisition Proposal.

    5.5  Severability.  If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any

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other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

    5.6  Entire Agreement.  This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

    5.7  Assignment; Binding Effect.  Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder or Parent without the prior written consent of the non-assigning party, which consent shall not be unreasonably withheld, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon, and inure to the benefit of, Stockholder and its heirs, estate, executors, personal representatives, successors and assigns (as the case may be), and shall be binding upon, and inure to the benefit of, Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are Transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

    5.8  Specific Performance.  The parties agree that irreparable damage would occur in the event that any provision of this Voting Agreement or the Proxy was, or is, not performed in accordance with its specific terms or was, or is, otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.10, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

    5.9  Non-Exclusivity.  The rights and remedies of Parent under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Voting Agreement, and the obligations and liabilities of Stockholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of Stockholder's obligations, or the rights or remedies of Parent, under any agreement between Parent and Stockholder; and nothing in any such agreement shall limit any of Stockholder's obligations, or any of the rights or remedies of Parent, under this Voting Agreement.

    5.10  Governing Law; Venue.

      (a) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

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      (b) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of California. Stockholder and Parent each:

       (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of California (and each appellate court located in the in the State of California), in connection with any such legal proceeding;

      (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in Section 5.3 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

     (iii) agrees that each state and federal court located in the State of California, shall be deemed to be a convenient forum; and

      (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of California, any claim by either Stockholder or Parent that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

    Nothing contained in this Section 5.12 shall be deemed to limit or otherwise affect the right of either party to commence any legal proceeding or otherwise proceed against the other party in any other forum or jurisdiction.

      (c) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

    5.11  Counterparts.  This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

    5.12  Captions.  The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

    5.13  Waiver.  No failure on the part of Parent to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Voting Agreement, or any power, right, privilege or remedy of Parent under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

    5.14  Construction.

      (a) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine

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  and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

      (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

      (c) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

      (d) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

    5.15  Stockholder Capacity.  No person executing this Voting Agreement who is a director or officer of the Company makes any agreement or understanding herein in his capacity as such director or officer. Without limiting the generality of the foregoing, Stockholder executes this Voting Agreement solely in its capacity as Owner of Subject Securities and nothing herein shall limit or affect any actions taken by Stockholder in its capacity as an officer or director of the Company in exercising the Company's rights under the Merger Agreement, provided, that no obligation of Stockholder to the Company as an officer or director of the Company shall affect, impair or impede Stockholder's obligations under this Voting Agreement including the obligation to vote the Subject Securities in accordance with Section 3 hereof.

    5.16  No Obligation to Exercise Options.  Notwithstanding any provisions of this Voting Agreement to the contrary, nothing in this Voting Agreement shall obligate Stockholder to exercise any option, warrant or other right to acquire shares of Company Common stock.

[SIGNATURE PAGE TO FOLLOW]

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    In Witness Whereof, Parent and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

FIRST VIRTUAL COMMUNICATIONS, INC.
By:

Name:

[NAME]

Name:
Address:

Facsimile:

Shares Held of Record  Options Warrants and Other Rights  Additional Securities Beneficially Owned

Form Of Irrevocable Proxy

    The undersigned stockholder of CUseeMe Networks, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes [Names] and First Virtual Communications, Inc., a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of Company Common Stock or other securities owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Company Common Stock or other securities which the undersigned may acquire on or after the date hereof. (The shares of the Company Common Stock or other securities referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence, except for shares which are not Subject Securities (as defined in the Voting Agreement), are collectively referred to in this proxy as the "Shares,") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

    This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, FVC Acquisition Corp., a Delaware Corporation and a wholly owned subsidiary of Parent, and the Company (the "Merger Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Merger Agreement.

    The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any meeting of the stockholders of the Company, however called, and in any action by written consent of the Stockholders of the Company at any time until the earlier to occur of (i) the valid termination of the Merger Agreement or (ii) the Effective Time:

       (i) in favor of the adoption of the Merger Agreement and in favor of any other matter proposed to be approved by the holders of the Subject Securities pursuant to the terms of the Merger Agreement and in connection with the Merger;

      (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement;

     (iii) against any action or agreement that would cause any provision contained in Sections 6 or 7 of the Merger Agreement to not be satisfied; and

      (iv) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any Company Acquisition Proposal (B) any change in a majority of the members of the board of directors of the Company.

    The undersigned may vote the Shares on all other matters.

    This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

    If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

    [next page is a signature page]

    This proxy shall terminate upon the earlier of the valid termination of the Merger Agreement and the Effective Time.

Dated: March      , 2001.

Name
Number of shares of common stock of the Company owned of record or beneficially as of the date of this irrevocable proxy:

FORM OF VOTING AGREEMENT

    THIS VOTING AGREEMENT is entered into as of March  , 2001, by and between CUSEEME NETWORKS, INC., a Delaware corporation (the "Company"), and            ("Stockholder").

RECITALS

    A.  The Company, First Virtual Communications, Inc., a Delaware corporation ("Parent") and FVC Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Merger Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into the Company (the "Merger"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

    B.  In order to induce the Company to enter into the Merger Agreement, Stockholder, in its capacity as a Stockholder of Parent, is entering into this Voting Agreement.

AGREEMENT

    The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

    For purposes of this Voting Agreement:

      (a) "Parent Common Stock" shall mean the common stock, par value $.001 per share, of Parent.

      (b) "Expiration Date" shall mean the earlier of (i) the date upon which the Merger Agreement is validly terminated, or (ii) the Effective Time.

      (c) Stockholder shall be deemed to "Own" or to have acquired "Ownership" of a security if Stockholder is the: (i) record owner of such security; or (ii) "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security; provided, however, that Stockholder shall not be deemed to Own a security solely because of Stockholder's status as an executive officer, director, partner or member of a Person that owns such security.

      (d) "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Body.

      (e) "Subject Securities" shall mean: (i) all securities of Parent (including all shares of Parent Common Stock and all options, warrants and other rights to acquire shares of Parent Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of Parent (including all additional shares of Parent Common Stock and all additional options, warrants and other rights to acquire shares of Parent Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

      (f)  A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; or (iii) reduces such Person's beneficial ownership interest in or risk relating to any such security.

SECTION 2. TRANSFER OF SUBJECT SECURITIES

    2.1  Transferee of Subject Securities to be Bound by this Agreement.  Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not (i) cause or permit any Transfer of any of the Subject Securities to be effected; or (ii) create or permit to exist any Encumbrance with respect to any Subject Securities (other than Encumbrances which do not affect the right to vote such Securities that may exist with respect to such Subject Securities as of the date of this Voting Agreement and Encumbrances which do not affect, directly or indirectly, the right of the Company to vote the Subject Securities as provided herein).

    2.2  Transfer of Voting Rights.  Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities are deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

SECTION 3. VOTING OF SHARES

    3.1  Voting Agreement.  Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, at any meeting of stockholders of Parent, however called, and in any action by written consent of the stockholders of Parent, Stockholder shall, unless otherwise directed in writing by the Company, vote the Subject Securities or cause the Subject Securities to be voted (to the extent such securities are entitled to be voted):

      (a) in favor of the approval of the Charter Amendment and the Share Issuance and in favor of any other matter proposed to be approved by the holders of the Subject Securities pursuant to the terms of the Merger Agreement and in connection with the Merger;

      (b) against any action agreement that would result in a breach of representation, warranty, covenant or obligation of Parent in the Merger Agreement;

      (c) against any action or agreement that would cause any provision contained in Sections 6 or 7 of the Merger Agreement to not be satisfied; and

      (d) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (i) any Parent Acquisition Proposal; or (ii) any change in a majority of the members of the board of directors of Parent.

    3.2  Proxy; Further Assurances.

    Contemporaneously with the execution of this Voting Agreement: (i) Stockholder shall execute and deliver to the Company a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) Stockholder shall cause to be delivered to the Company an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Parent Common Stock that are Owned by the Stockholder.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

    Stockholder hereby represents and warrants to the Company as follows:

    4.1  Authorization, etc.  Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform its obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

    4.2  No Conflicts or Consents

      (a) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

      (b) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

    4.3  Title to Securities.  As of the date of this Voting Agreement: (a) Stockholder holds of record (free and clear of any Encumbrances or restrictions except as specifically disclosed on the signature page hereof) the number of outstanding shares of Parent Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Stockholder holds (free and clear of any Encumbrances or restrictions except as specifically disclosed on the signature page hereof) the options, warrants and other rights to acquire shares of Parent Common Stock set forth under the heading "Options, Warrants and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of Parent set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of Parent Common Stock or other securities of Parent, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of Parent Common Stock or other securities of Parent, other than the shares and options, warrants and other rights set forth on the signature page hereof.

SECTION 5. MISCELLANEOUS

    5.1  Survival of Representations, Warranties and Agreements.  All representations, warranties, covenants and agreements made by Stockholder in this Voting Agreement shall survive until the Expiration Date.

    5.2  Expenses.  All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid solely by the party incurring such costs and expenses.

    5.3  Notices.  Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile, in each case with confirmation of delivery) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

      if to the Company:

      CUseeMe Networks, Inc.
      542 Amherst Street
      Nashua, NH 03063
      Attention: Killko Caballero
      Fascimilie No: (603) 883-7920

      with a copy to (which copy shall not constitute notice):
      Mark L. Johnson, Esq.
      Hale and Dorr, LLP
      60 State Street
      Boston, MA 02109
      Facsimile No. (617) 526-5000

      if to the Stockholder:

      at the address set forth below Stockholder's signature on the signature page hereof with copies to (which copies shall not constitute notice):
       Carl R. Sanchez, Esq.
      Cooley Godward LLP
      4365 Executive Drive
      Suite 1100
      San Diego, CA 92121-2128
      Facsimile No. (858) 453-3555

    5.4  No Solicitation.  Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that his Representatives (as defined in the Merger Agreement) do not, directly or indirectly: (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Parent Acquisition Proposal (as defined in the Merger Agreement) or take any action that could reasonably be expected to lead to a Parent Acquisition Proposal; (ii) furnish any information regarding Parent or any direct or indirect subsidiary of Parent to any Person in connection with or in response to a Parent Acquisition Proposal; or (iii) engage in discussions with any Person with respect to any Parent Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions or negotiations with any Person that relate to any Parent Acquisition Proposal.

    5.5  Severability.  If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

    5.6  Entire Agreement.  This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

    5.7  Assignment; Binding Effect.  Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder or the Company without the prior written consent of the non-assigning party, which consent shall not be unreasonably withheld, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon, and inure to the benefit of, Stockholder and its heirs, estate, executors, personal representatives, successors and assigns (as the case may be), and shall be binding upon, and inure to the benefit of, the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are Transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

    5.8  Specific Performance.  The parties agree that irreparable damage would occur in the event that any provision of this Voting Agreement or the Proxy was, or is, not performed in accordance with its specific terms or was, or is, otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.10, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

    5.9  Non-Exclusivity.  The rights and remedies of the Company under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Company under this Voting Agreement, and the obligations and liabilities of Stockholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of Stockholder's obligations, or the rights or remedies of the Company, under any agreement between the Company and Stockholder; and nothing in any such agreement shall limit any of Stockholder's obligations, or any of the rights or remedies of the Company, under this Voting Agreement.

    5.10  Governing Law; Venue.

      (a) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

      (b) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of California. Stockholder and the Company each:

         (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of California (and each appellate court located in the in the State of California), in connection with any such legal proceeding;

        (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in Section 5.3 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

       (iii) agrees that each state and federal court located in the State of California, shall be deemed to be a convenient forum; and

        (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of California, any claim by either Stockholder or the Company that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

    Nothing contained in this Section 5.12 shall be deemed to limit or otherwise affect the right of either party to commence any legal proceeding or otherwise proceed against the other party in any other forum or jurisdiction.

      (c) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

    5.11  Counterparts.  This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

    5.12  Captions.  The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

    5.13  Waiver.  No failure on the part of the Company to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. the Company shall not be deemed to have waived any claim available to the Company arising out of this Voting Agreement, or any power, right, privilege or remedy of the Company under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

    5.14  Construction.

      (a) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

      (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

      (c) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

      (d) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

    5.15  Stockholder Capacity.  No person executing this Voting Agreement who is a director or officer of Parent makes any agreement or understanding herein in his capacity as such director or officer. Without limiting the generality of the foregoing, Stockholder executes this Voting Agreement solely in its capacity as Owner of Subject Securities and nothing herein shall limit or affect any actions taken by Stockholder in its capacity as an officer or director of Parent in exercising Parent's rights under the Merger Agreement, provided, that no obligation of Stockholder to Parent as an officer or director of Parent shall affect, impair or impede Stockholder's obligations under this Voting Agreement including the obligation to vote the Subject Securities in accordance with Section 3 hereof.

    5.16  No Obligation to Exercise Options.  Notwithstanding any provisions of this Voting Agreement to the contrary, nothing in this Voting Agreement shall obligate Stockholder to exercise any option, warrant or other right to acquire shares of Parent Common stock.

    [SIGNATURE PAGE TO FOLLOW]

    IN WITNESS WHEREOF, the Company and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

CUSEEME NETWORKS, INC.
By:

Name:

[NAME]

Name:
Address:

Facsimile:

Shares Held of Record  Options Warrants and Other Rights  Additional Securities Beneficially Owned

Form Of Irrevocable Proxy

    The undersigned stockholder of First Virtual Communications, Inc., a Delaware corporation ("Parent), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes [Names] and CUseeMe Networks, Inc., a Delaware corporation (the "Company"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of Parent Common Stock or other securities owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Parent Common Stock or other securities which the undersigned may acquire on or after the date hereof. (The shares of Parent Common Stock or other securities referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence, except for shares which are not Subject Securities (as defined in the Voting Agreement), are collectively referred to in this proxy as the "Shares,") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

    This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between the Company and the undersigned (the "Voting Agreement"), and is granted in consideration of the Company entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among the Company, Parent and FVC Acquisition Corp., a Delaware Corporation and a wholly owned subsidiary of Parent (the "Merger Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Merger Agreement.

    The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any meeting of the stockholders of Parent, however called, and in any action by written consent of the Stockholders of Parent and at any time until the earlier to occur of (i) the valid termination of the Merger Agreement or (ii) the Effective Time:

       (i) in favor of the approval of the Charter Amendment and the Share Issuance and in favor of any other matter proposed to be approved by the holders of the Subject Securities pursuant to the terms of the Merger Agreement and in connection with the Merger;

      (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Parent in the Merger Agreement;

     (iii) against any action or agreement that would cause any provision contained in Sections 6 or 7 of the Merger Agreement to not be satisfied; and

      (iv) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any Parent Acquisition Proposal or (B) any change in a majority of the members of the board of directors of Parent.

    The undersigned may vote the Shares on all other matters.

    This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

    If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the

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validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

    [next page is a signature page]

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    This proxy shall terminate upon the earlier of the valid termination of the Merger Agreement and the Effective Time.

    Dated: March  , 2001.

                      Name

                      Number of shares of common stock of Parent owned of record or beneficially as of the date of this irrevocable proxy:

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FORM OF VOTING AGREEMENT
RECITALS
AGREEMENT
Form Of Irrevocable Proxy
FORM OF VOTING AGREEMENT
RECITALS
AGREEMENT
Form Of Irrevocable Proxy